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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 9, 2002


                          SALIX PHARMACEUTICALS, LTD.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


           000-23265                                     94-3267443
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     (Commission file Number)                     (IRS Employer ID Number)


      8540 Colonnade Center Drive, Suite 501, Raleigh, North Carolina 27615
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code  (919) 862-1000
                                                   -----------------------------

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Item 5.  Other Events and Regulation FD Disclosure

Salix Pharmaceuticals, Ltd. issued a press release today announcing that it will present at the SunTrust Robinson Humphrey Institutional Conference in Atlanta, Georgia on Tuesday, April 16, 2002 at 1:25 p.m. EDT.


     A copy of this press release is attached as an exhibit.

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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SALIX PHARMACEUTICALS, LTD.



Date: April 9, 2002                               By:  /s/ Adam C. Derbyshire
                                                       -------------------------
                                                       Adam C. Derbyshire
                                                       Vice President and Chief
                                                       Financial Officer